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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-75801, 333-77211 and 333-85324) and Form S-3
(No. 333-122020) of MicroFinancial Incorporated of our report dated February 7, 2005 relating to the financial statements which appear in this Annual Report on Form 10-K of MicroFinancial Incorporated for the year ended December 31, 2004.


/s/ Vitale, Caturano & Company, Ltd.

Boston, Massachusetts
March 25, 2005